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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report on First Essex Bancorp, Inc., dated January 16, 2001, included in this Form 10K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33-21292, 333-22183 and 333-35057).


                                                             Arthur Andersen LLP


Boston, Massachusetts
March 23, 2001